July 1, 2012

Dreyfus BASIC U.S. Mortgage Securities Fund

Dreyfus U.s. Treasury intermediate term fund

dreyfus u.s. Treasury long term fund

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of Part I of the Fund’s Statement of Additional Information entitled “Certain Portfolio Manager Information”:

The following table lists the number and types of accounts (including the Fund) advised by Karen Gemmett and Nate Pearson, each a co-primary portfolio manager, of Dreyfus BASIC U.S Mortgage Securities Fund (DBUSMSF) and Dreyfus U.S. Treasury Intermediate Term Fund (DUSTITF) and Dreyfus U.S. Treasury Long Term Fund (DUSTLTF), respectively, and assets under management in those accounts as of April 30, 2012:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Karen Gemmett	2	799M	0	N/A	0	N/A
Nate Pearson	0	N/A	0	N/A	0	N/A

The following table provides information on accounts managed (included within the table above) by Karen Gemmett and Nate Pearson, each a co-primary portfolio manager, of DBUSMSF and DUSTITF and DUSTLTF, respectively, that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Karen Gemmett	None	N/A	N/A
Nate Pearson	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by Karen Gemmett and Nate Pearson, each a co-primary portfolio manager, of DBUSMSF and DUSTITF and DUSTLTF, respectively, as of April 30, 2012:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Karen Gemmett	DBUSMSF	None
Nate Pearson	DUSTITF	None
	DUSTLTF	None